UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Investors Trust

Ticker: JHI
Semiannual report 4/30/18

A message to shareholders

Dear shareholder,

Income-producing investments experienced divergent returns during the period, as various segments of the financial markets responded differently to the environment of accelerating global growth and the prospect of tighter monetary policy from the world's central banks.

The U.S. Federal Reserve (Fed) raised interest rates by a quarter point twice during the period, bringing its benchmark fed funds rate to a range of 1.50% to 1.75%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.1% to 2.5%. It has now hiked rates six times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely in 2018. Longer-term yields were also up during the period, with 10-year U.S. Treasuries hitting 3.0% more than once during the month of April.

Recent market behavior is likely representative of the challenges income investors will face in the year ahead: Continued solid economic growth will lead to further normalizing of monetary policy, meaning higher borrowing costs and greater headwinds for interest-rate-sensitive securities.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investors Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
21	Financial statements
25	Financial highlights
26	Notes to financial statements
34	Additional information
34	Shareholder meeting
35	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The U.S. bond market experienced headwinds

Bonds were pressured by concerns that improving growth and the possibility of rising inflation would force the U.S. Federal Reserve to accelerate the pace of its interest-rate increases.

The fund underperformed its comparative index

The fund posted a loss in the period and trailed the return of the Bloomberg Barclays U.S. Government/Credit Bond Index.

The fund's use of leverage—which amplifies the impact of falling bond prices—detracted from results

The adverse effect of leverage was somewhat offset by asset allocation and security selection.

PORTFOLIO COMPOSITION AS OF 4/30/18 (%)

A note about risks

As is the case with all exchange-listed, closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund securities may negatively impact performance. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe investment conditions during the six months ended April 30, 2018?

Bonds experienced unsteady performance in the period, with the weakest returns occurring in the market segments with the highest sensitivity to interest-rate movements. The instability in bonds stemmed largely from the combination of improving economic growth and increased fiscal stimulus in the form of the tax reform legislation passed in December 2017. Additionally, a report released in February showed that wages had begun to tick up, a development that is often a precursor to rising inflation. These factors fostered concerns that the U.S. Federal Reserve (Fed) would need to take a more aggressive approach to raising interest rates in the year ahead. Yields on U.S. Treasuries surged as a result, with the two-year note surging from 1.60% to 2.49% and the 10-year climbing from 2.38% to 2.95%.

The jump in Treasury yields fed through to investment-grade corporate securities, causing the category to post a loss. However, high-yield issues—while also finishing with a loss—nonetheless outpaced the investment-grade market. (High-yield bonds are those with credit ratings of BB and below.) High yield was aided by the combination of the robust economic outlook, rising corporate earnings, and the rally in oil prices. Emerging-market debt also outperformed domestic, investment-grade bonds thanks to improving economic fundamentals and growing optimism about the outlook for China and commodity-exporting nations. In short, investors were rewarded for taking credit risk over interest-rate risk.

What factors helped and hurt the fund's results?

The fund finished the period with a loss and trailed a comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index.

The fund's use of leverage was the primary factor in its shortfall over the period. Leverage is the use of borrowed funds to increase a portfolio's market exposure, which allows it to hold a larger invested position than it would without the use of leverage. At the close of the period, the fund had $244 million in assets under management, with $87 million outstanding under a liability agreement. Since leverage increases the size of a portfolio's invested asset base, it can lead to a

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       4

"Bonds experienced unsteady performance in the period, with the weakest returns occurring in the market segments with the highest sensitivity to interest-rate movements."
larger contribution from income and also add to returns in a rising market. However, it can also exacerbate the impact of falling prices. This proved to be the case in the past six months given the poor performance for the broader market. The added market exposure from leverage therefore detracted from results and outweighed the contributions from asset allocation, security selection, and duration positioning. Additionally, the cost of leverage increased due to rising interest rates.
With regard to allocation, the fund benefited from our decision to maintain a zero weighting in U.S. Treasuries, which represent more than half of the index. Given that government bonds underperformed other segments of the credit markets, this aspect of our positioning proved helpful for relative performance. At the same time, the fund's results were aided by an emphasis on the credit sectors, particularly high-yield bonds. High yield was weighted at 63.9% of the portfolio's total investments at the close of the period, which enabled the fund to capitalize on the outperformance of a category that is not represented in the index.

QUALITY COMPOSITION AS OF 4/30/18 (%)

U.S. Government Agency	3.4
Collateralized mortgage obligations – U.S. Government Agency	0.1
A	6.9
BBB	22.3
BB	31.2
B	26.0
CCC and below	6.7
Equity	2.1
Not rated	0.9
Short-term investments	0.4

As a percentage of total investments.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 4-30-18 and do not reflect subsequent downgrades or upgrades, if any.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       5

"While overall market conditions remain positive, we believe it's essential to be alert for potential risks given that the economic cycle has lasted well beyond the historical average length."

The fund was further helped by the healthy relative performance of its investments in emerging-market corporate bonds. We maintained exposure in this area on the belief that it offered attractive yields versus similarly rated bonds in the United States. The asset class, while finishing in the red, posted better results than U.S. corporate debt due in part to investors' ongoing search for yield.

In terms of security selection, the fund's holdings outpaced the index components in the technology, banking, oil field services, retail, and media/entertainment industries. This outweighed a weaker showing in independent energy and wireline telecommunications.

Our decision to keep portfolio duration (interest-rate sensitivity) beneath that of the index was an additional contributor at a time of rising yields. Duration stood at 5.02 years at the close of April, which compared with 6.42 for the index.

What was your overall view on the investment backdrop, and how was that reflected in your portfolio activity?

We continue to see a healthy foundation for the global credit markets. Although investment conditions became more unstable in the first four months of 2018, the fundamental underpinnings of the credit sectors—a strong U.S. economy, synchronized global growth, rising corporate profits,

COUNTRY COMPOSITION AS OF 4/30/18 (%)

United States	66.9
Mexico	8.2
Brazil	3.0
Canada	2.5
Netherlands	2.2
France	1.9
Chile	1.8
United Kingdom	1.8
Ireland	1.7
Peru	1.4
Other countries	8.6
TOTAL	100.0
As a percentage of total investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       6

and improving company balance sheets—remain largely in place. We therefore maintained a focus on corporate and high-yield issues over the more interest-rate-sensitive areas of the market.

We saw opportunities in the energy sector, where yield spreads were at a premium to the rest of the market despite higher oil prices and strengthening earnings. We believe the pipeline and independent energy industries offered particularly fertile ground for investment, as did the media space due to both specific value opportunities and the prospect of rising merger-and-acquisition activity. The fund was also overweight in healthcare, wireless telecommunications, and mining, among other industries.

While overall market conditions remain positive, we believe it's essential to be alert for potential risks given that the economic cycle has lasted well beyond the historical average length. A risk-conscious approach is also necessary in light of the Fed's ongoing monetary tightening and the narrow yield advantage for corporate debt relative to U.S. Treasuries.

With this as the backdrop, we reduced the portfolio's risk profile in a gradual fashion throughout the period. We don't see a high likelihood of a market disruption on the immediate horizon, but we believe the time to reduce risk is before potential challenges arise rather than attempting to take a more reactive approach. This thinking is reflected in the fund's relatively low weighting of 6.7% in bonds rated CCC and below, which compares to a level of 7.4% six months ago. Overall, we reduced high-yield securities from 66.5% of assets as of October 31, 2017 to 63.4% on April 30, 2018. Further, we sought to boost yields by moving down the capital structures of investment-grade companies rather than investing in lower-quality debt.

We believe this strategy, which combines overweights in the higher-yielding credit sectors with a defensive posture and a continued focus on individual security selection, is well suited to the current environment.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       7

Fund’s investments
AS OF 4-30-18 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 5.3% (3.4% of Total investments)					$8,146,164
(Cost $8,303,489)
U.S. Government Agency 5.3%					8,146,164
Federal National Mortgage Association
15 Yr Pass Thru	4.000	12-01-24		564,818	580,027
30 Yr Pass Thru	4.000	12-01-40		1,960,813	2,015,777
30 Yr Pass Thru	4.000	09-01-41		1,788,198	1,836,089
30 Yr Pass Thru	4.000	10-01-41		1,030,981	1,058,753
30 Yr Pass Thru	4.000	01-01-42		505,092	518,698
30 Yr Pass Thru	4.500	10-01-40		1,315,716	1,385,234
30 Yr Pass Thru	5.000	04-01-41		297,903	322,021
30 Yr Pass Thru	5.500	08-01-40		85,658	93,429

30 Yr Pass Thru	6.500	01-01-39		300,698	336,136
Foreign government obligations 3.9% (2.5% of Total investments)					$6,059,876
(Cost $6,577,495)
Mexico 1.6%					2,453,212
Government of Mexico Bond	10.000	12-05-24	MXN	40,326,000	2,453,212
Oman 0.8%					1,233,863
Oman Sovereign Sukuk SAOC Bond (A)	4.397	06-01-24		1,320,000	1,233,863
Saudi Arabia 1.5%					2,372,801
Kingdom of Saudi Arabia
Bond (A)	3.250	10-26-26		1,930,000	1,781,189

Bond (A)	4.000	04-17-25		600,000	591,612
Corporate bonds 137.4% (88.2% of Total investments)					$211,711,019
(Cost $215,276,829)
Consumer discretionary 21.5%					33,121,718
Auto components 1.3%
Adient Global Holdings, Ltd. (A)(B)(C)	4.875	08-15-26		805,000	752,675
Lear Corp. (C)	5.250	01-15-25		1,210,000	1,273,912
Hotels, restaurants and leisure 1.9%
Hilton Domestic Operating Company, Inc. (A)	5.125	05-01-26		870,000	870,000
Hilton Grand Vacations Borrower LLC	6.125	12-01-24		365,000	386,024
MGM Resorts International	6.000	03-15-23		395,000	412,775
Waterford Gaming LLC (A)(D)(E)	8.625	09-15-14		377,791	0
Wyndham Worldwide Corp. (B)(C)	5.100	10-01-25		1,190,000	1,230,300
Household durables 0.8%
Tempur Sealy International, Inc. (B)(C)	5.500	06-15-26		625,000	592,188
William Lyon Homes, Inc. (A)	6.000	09-01-23		720,000	717,984
Internet and direct marketing retail 2.1%
Expedia Group, Inc.	5.000	02-15-26		1,000,000	1,015,875
8	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Internet and direct marketing retail (continued)
Netflix, Inc. (A)	5.875	11-15-28		1,220,000	$1,216,950
QVC, Inc.	5.950	03-15-43		1,000,000	948,157
Media 13.8%
Altice Financing SA (A)(B)(C)	7.500	05-15-26		1,000,000	982,500
Altice France SA (A)	6.250	05-15-24		1,675,000	1,595,438
AMC Entertainment Holdings, Inc. (B)(C)	5.875	11-15-26		1,155,000	1,124,672
AMC Entertainment Holdings, Inc. (B)(C)	6.125	05-15-27		562,000	543,735
Cablevision Systems Corp.	8.000	04-15-20		750,000	795,000
CCO Holdings LLC (A)	5.000	02-01-28		1,630,000	1,505,109
CCO Holdings LLC	5.125	02-15-23		950,000	954,465
CCO Holdings LLC (A)(B)(C)	5.125	05-01-27		1,245,000	1,166,528
CCO Holdings LLC (A)	5.750	02-15-26		1,000,000	992,500
Cengage Learning, Inc. (A)(B)(C)	9.500	06-15-24		850,000	663,000
Cequel Communications Holdings I LLC (A)	7.500	04-01-28		855,000	866,756
Grupo Televisa SAB (B)(C)	4.625	01-30-26		725,000	728,027
Grupo Televisa SAB	8.490	05-11-37	MXN	26,200,000	1,241,595
MDC Partners, Inc. (A)(B)(C)	6.500	05-01-24		955,000	939,481
MHGE Parent LLC (8.500% Cash or 9.250% PIK) (A)(B)(C)	8.500	08-01-19		439,000	439,000
Myriad International Holdings BV (A)(B)(C)	5.500	07-21-25		915,000	964,301
National CineMedia LLC	6.000	04-15-22		1,250,000	1,268,750
Outfront Media Capital LLC (B)(C)	5.250	02-15-22		900,000	913,500
Time Warner Cable LLC	4.500	09-15-42		815,000	688,883
Time Warner Cable LLC (C)	8.250	04-01-19		375,000	392,781
Viacom, Inc. (C)	5.850	09-01-43		1,125,000	1,202,289
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%) (B)(C)	6.250	02-28-57		1,250,000	1,267,500
Multiline retail 0.8%
Macy's Retail Holdings, Inc. (B)(C)	3.625	06-01-24		1,300,000	1,244,568
Specialty retail 0.8%
Group 1 Automotive, Inc. (A)(C)	5.250	12-15-23		1,240,000	1,224,500
Consumer staples 4.9%					7,639,933
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. (C)	4.750	04-15-58		1,150,000	1,146,545
Food and staples retailing 1.0%
Rite Aid Corp. (A)(B)(C)	6.125	04-01-23		1,500,000	1,528,125
Food products 1.3%
Post Holdings, Inc. (A)	5.500	03-01-25		540,000	530,550
Post Holdings, Inc. (A)(B)(C)	5.625	01-15-28		510,000	487,050
TreeHouse Foods, Inc. (A)(B)(C)	6.000	02-15-24		1,000,000	995,000
Household products 0.3%
Central Garden & Pet Company	5.125	02-01-28		470,000	445,325
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	9

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Personal products 0.6%
Revlon Consumer Products Corp. (B)(C)	6.250	08-01-24		1,640,000	$984,000
Tobacco 1.0%
Reynolds American, Inc. (C)	6.875	05-01-20		720,000	769,327
Vector Group, Ltd. (A)	6.125	02-01-25		760,000	754,011
Energy 21.5%					33,106,600
Energy equipment and services 1.3%
CSI Compressco LP	7.250	08-15-22		1,635,000	1,545,075
Diamond Offshore Drilling, Inc. (B)(C)	7.875	08-15-25		400,000	410,500
Oil, gas and consumable fuels 20.2%
Andeavor Logistics LP	5.250	01-15-25		870,000	893,925
Antero Resources Corp. (C)	5.125	12-01-22		917,000	921,585
Blue Racer Midstream LLC (A)	6.125	11-15-22		1,230,000	1,260,750
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25		995,000	1,025,805
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24		800,000	874,000
Chesapeake Energy Corp. (A)(B)(C)	8.000	06-15-27		925,000	890,313
Continental Resources, Inc. (B)(C)	4.500	04-15-23		500,000	506,250
Kinder Morgan, Inc. (B)(C)	5.550	06-01-45		500,000	509,263
Laredo Petroleum, Inc. (B)(C)	6.250	03-15-23		1,195,000	1,212,925
Marathon Petroleum Corp. (B)(C)	4.750	09-15-44		1,500,000	1,476,124
Newfield Exploration Company (B)(C)	5.750	01-30-22		750,000	787,500
Oasis Petroleum, Inc. (A)	6.250	05-01-26		985,000	985,000
Oasis Petroleum, Inc.	6.875	03-15-22		705,000	726,150
Odebrecht Offshore Drilling Finance, Ltd. (A)	6.720	12-01-22		211,878	202,608
Odebrecht Offshore Drilling Finance, Ltd. (7.720% Cash or 2.048% PIK) (A)	7.720	12-01-26		638,985	185,306
Odebrecht Oil & Gas Finance, Ltd. (A)(F)	0.000	06-01-18		100,959	2,029
Parsley Energy LLC (A)(B)(C)	5.375	01-15-25		370,000	370,925
Parsley Energy LLC (A)(B)(C)	5.625	10-15-27		590,000	597,375
PBF Holding Company LLC	7.250	06-15-25		455,000	472,063
Petrobras Global Finance BV	7.375	01-17-27		1,755,000	1,882,238
Petroleos Mexicanos (B)(C)	5.500	01-21-21		755,000	780,293
Petroleos Mexicanos	7.470	11-12-26	MXN	61,356,000	2,897,234
Phillips 66 Partners LP (C)	4.900	10-01-46		1,585,000	1,552,781
Sabine Pass Liquefaction LLC (C)	5.000	03-15-27		1,000,000	1,028,848
Sabine Pass Liquefaction LLC (B)(C)	5.875	06-30-26		610,000	661,872
Sable Permian Resources Land LLC (A)(B)(C)	7.125	11-01-20		500,000	370,000
SM Energy Company (B)(C)	5.625	06-01-25		880,000	853,600
SM Energy Company (B)(C)	6.750	09-15-26		530,000	539,275
Sunoco Logistics Partners Operations LP (C)	3.900	07-15-26		925,000	868,936
Tallgrass Energy Partners LP (A)(B)(C)	5.500	09-15-24		915,000	928,725
Tapstone Energy LLC (A)(B)(C)	9.750	06-01-22		690,000	594,918
The Oil and Gas Holding Company BSCC (A)(B)(C)	7.500	10-25-27		1,645,000	1,597,456
The Williams Companies, Inc. (B)(C)	4.550	06-24-24		600,000	597,750
10	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Ultra Resources, Inc. (A)(B)(C)	7.125	04-15-25		1,005,000	$670,209
Whiting Petroleum Corp. (B)(C)	5.750	03-15-21		705,000	721,744
WPX Energy, Inc. (B)(C)	5.250	09-15-24		700,000	705,250
Financials 24.9%					38,353,961
Banks 13.1%
Banco BTG Pactual SA (A)(B)(C)	5.750	09-28-22		2,540,000	2,484,425
Banco de Credito del Peru (A)	4.850	10-30-20	PEN	3,405,000	1,050,651
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (A)	3.800	08-11-26		1,385,000	1,358,339
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (F)	6.100	03-17-25		1,385,000	1,435,206
BBVA Bancomer SA (A)	6.500	03-10-21		870,000	918,068
Corp Group Banking SA (A)	6.750	03-15-23		1,000,000	995,000
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(F)	7.875	01-23-24		865,000	938,541
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(B)(C)(F)	8.125	12-23-25		965,000	1,096,006
Freedom Mortgage Corp. (A)(B)(C)	8.250	04-15-25		840,000	840,000
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (B)(C)(F)	6.875	06-01-21		760,000	805,600
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)(C)(F)	6.500	04-16-25		1,060,000	1,091,058
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (B)(C)(F)	5.300	05-01-20		1,000,000	1,030,000
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(C)(F)	6.750	02-01-24		1,500,000	1,629,375
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (F)	7.500	06-27-24		1,465,000	1,580,735
Sberbank of Russia (A)(B)(C)	6.125	02-07-22		1,000,000	1,041,209
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(B)(C)(F)	7.375	09-13-21		790,000	837,400
Wells Fargo & Company, Series U (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)(F)	5.875	06-15-25		1,100,000	1,138,500
Capital markets 2.7%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (B)(C)(F)	5.550	07-15-20		1,160,000	1,189,000
Morgan Stanley (C)	5.750	01-25-21		1,000,000	1,062,866
The Goldman Sachs Group, Inc. (C)	3.750	05-22-25		375,000	366,272
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (C)(F)	5.375	05-10-20	1,500,000	$1,535,565
Consumer finance 2.8%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (B)(C)(F)	4.900	03-15-20	1,300,000	1,303,250
Enova International, Inc. (A)	8.500	09-01-24	465,000	494,063
Enova International, Inc.	9.750	06-01-21	392,000	415,520
Springleaf Finance Corp. (B)(C)	6.125	05-15-22	410,000	419,738
Springleaf Finance Corp.	6.875	03-15-25	1,650,000	1,666,500
Diversified financial services 3.0%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	835,000	749,413
Leucadia National Corp. (B)(C)	5.500	10-18-23	600,000	624,174
Lincoln Finance, Ltd. (A)	7.375	04-15-21	385,000	397,994
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	1,095,000	1,121,006
Trident Merger Sub, Inc. (A)(B)(C)	6.625	11-01-25	1,700,000	1,666,000
Insurance 1.5%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,200,000	1,227,540
Ardonagh Midco 3 PLC (A)(B)(C)	8.625	07-15-23	545,000	561,350
MetLife, Inc. (C)	6.817	08-15-18	500,000	506,273
Mortgage real estate investment trusts 0.6%
Starwood Property Trust, Inc. (B)(C)	5.000	12-15-21	970,000	981,611
Thrifts and mortgage finance 1.2%
MGIC Investment Corp.	5.750	08-15-23	1,165,000	1,191,213
Stearns Holdings LLC (A)	9.375	08-15-20	600,000	604,500
Health care 10.4%				16,025,463
Health care providers and services 9.5%
Community Health Systems, Inc. (B)(C)	5.125	08-01-21	770,000	708,400
Community Health Systems, Inc. (B)(C)	6.250	03-31-23	205,000	186,422
Community Health Systems, Inc. (B)(C)	6.875	02-01-22	410,000	224,475
Community Health Systems, Inc. (B)(C)	8.000	11-15-19	1,085,000	987,350
DaVita, Inc.	5.125	07-15-24	1,145,000	1,109,219
Encompass Health Corp. (B)(C)	5.750	11-01-24	1,545,000	1,572,038
HCA, Inc. (B)(C)	5.250	04-15-25	1,000,000	1,012,500
HCA, Inc.	5.500	06-15-47	1,760,000	1,663,200
HCA, Inc. (B)(C)	7.500	02-15-22	530,000	583,000
LifePoint Health, Inc. (B)(C)	5.875	12-01-23	1,500,000	1,481,250
MEDNAX, Inc. (A)(C)	5.250	12-01-23	1,475,000	1,463,938
Select Medical Corp.	6.375	06-01-21	1,500,000	1,522,500
Team Health Holdings, Inc. (A)(B)(C)	6.375	02-01-25	1,240,000	1,078,800
Tenet Healthcare Corp. (B)(C)	6.750	06-15-23	1,110,000	1,091,269
12	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Pharmaceuticals 0.9%
Mallinckrodt International Finance SA (A)(B)(C)	5.500	04-15-25		865,000	$650,372
Teva Pharmaceutical Finance Netherlands III BV (A)(B)(C)	6.750	03-01-28		700,000	690,730
Industrials 7.5%					11,509,103
Air freight and logistics 1.7%
Mexico City Airport Trust (A)(B)(C)	5.500	10-31-46		2,990,000	2,655,240
Airlines 1.6%
Air Canada 2013-1 Class C Pass Through Trust (A)	6.625	05-15-18		1,050,000	1,050,000
United Continental Holdings, Inc. (B)(C)	4.250	10-01-22		1,435,000	1,397,690
Commercial services and supplies 1.2%
LSC Communications, Inc. (A)	8.750	10-15-23		1,225,000	1,258,688
Tervita Escrow Corp. (A)	7.625	12-01-21		530,000	540,600
Construction and engineering 0.5%
AECOM	5.125	03-15-27		850,000	816,808
Industrial conglomerates 0.3%
Odebrecht Finance, Ltd. (A)	8.250	04-25-18	BRL	2,250,000	449,589
Trading companies and distributors 2.2%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (A)	6.500	06-15-45		800,000	848,000
Ahern Rentals, Inc. (A)	7.375	05-15-23		1,020,000	984,300
United Rentals North America, Inc. (B)(C)	5.500	07-15-25		1,475,000	1,508,188
Information technology 8.4%					12,933,423
Electronic equipment, instruments and components 0.8%
TTM Technologies, Inc. (A)	5.625	10-01-25		1,200,000	1,176,000
Internet software and services 0.8%
Travelport Corporate Finance PLC (A)	6.000	03-15-26		1,250,000	1,278,125
IT services 0.9%
Sixsigma Networks Mexico SA de CV (A)	7.500	05-02-25		725,000	711,406
Sixsigma Networks Mexico SA de CV (A)	8.250	11-07-21		688,000	713,800
Semiconductors and semiconductor equipment 2.6%
Advanced Micro Devices, Inc. (B)(C)	7.000	07-01-24		1,110,000	1,171,072
NVIDIA Corp. (C)	3.200	09-16-26		1,500,000	1,432,049
NXP BV (A)	4.625	06-01-23		1,385,000	1,394,280
Software 1.9%
Activision Blizzard, Inc. (A)(C)	6.125	09-15-23		1,000,000	1,041,024
j2 Cloud Services LLC (A)	6.000	07-15-25		848,000	874,500
RP Crown Parent LLC (A)	7.375	10-15-24		930,000	964,875
Technology hardware, storage and peripherals 1.4%
Dell International LLC (A)(C)	6.020	06-15-26		1,450,000	1,535,636
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Western Digital Corp. (B)(C)	4.750	02-15-26	650,000	$640,656
Materials 14.0%				21,565,627
Chemicals 4.3%
Ashland LLC	6.875	05-15-43	845,000	904,150
Braskem Finance, Ltd.	6.450	02-03-24	700,000	751,107
Braskem Netherlands Finance BV (A)	3.500	01-10-23	1,105,000	1,042,855
GCP Applied Technologies, Inc. (A)	5.500	04-15-26	400,000	398,000
Mexichem SAB de CV (A)	5.500	01-15-48	1,200,000	1,093,500
Platform Specialty Products Corp. (A)(B)(C)	6.500	02-01-22	1,115,000	1,142,875
The Chemours Company	6.625	05-15-23	1,240,000	1,303,550
Construction materials 0.8%
Standard Industries, Inc. (A)	5.375	11-15-24	1,220,000	1,232,200
Containers and packaging 1.9%
Ardagh Packaging Finance PLC (A)(B)(C)	6.000	02-15-25	1,185,000	1,198,331
Ball Corp. (B)(C)	4.875	03-15-26	1,100,000	1,097,250
Graphic Packaging International LLC (C)	4.875	11-15-22	650,000	661,375
Metals and mining 6.5%
AngloGold Ashanti Holdings PLC	5.375	04-15-20	675,000	691,774
ArcelorMittal (B)(C)	6.500	02-25-22	450,000	484,875
Corporacion Nacional del Cobre de Chile (A)	4.875	11-04-44	2,345,000	2,418,072
First Quantum Minerals, Ltd. (A)	6.500	03-01-24	660,000	627,000
First Quantum Minerals, Ltd. (A)(B)(C)	7.250	05-15-22	875,000	882,175
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	600,000	593,280
FMG Resources August 2006 Pty, Ltd. (A)(B)(C)	5.125	05-15-24	440,000	434,500
Freeport-McMoRan, Inc.	6.875	02-15-23	840,000	900,900
MMC Norilsk Nickel OJSC (A)	5.550	10-28-20	750,000	765,218
Teck Resources, Ltd. (B)(C)	6.250	07-15-41	830,000	879,800
Vale Overseas, Ltd. (B)(C)	6.250	08-10-26	1,165,000	1,284,879
Paper and forest products 0.5%
Norbord, Inc. (A)	6.250	04-15-23	735,000	777,961
Real estate 3.0%				4,644,639
Equity real estate investment trusts 2.6%
Crown Castle Towers LLC (A)(C)	4.883	08-15-40	750,000	773,830
Iron Mountain, Inc. (A)(B)(C)	5.250	03-15-28	815,000	767,119
Trust F/1401 (A)(B)(C)	5.250	12-15-24	2,475,000	2,505,690
Real estate management and development 0.4%
Williams Scotsman International, Inc. (A)	7.875	12-15-22	575,000	598,000
Telecommunication services 13.3%				20,453,421
Diversified telecommunication services 6.6%
CSC Holdings LLC (A)	5.500	04-15-27	1,245,000	1,194,951
14	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Frontier Communications Corp.	7.125	03-15-19		530,000	$530,000
GCI, Inc.	6.875	04-15-25		935,000	979,413
Intelsat Jackson Holdings SA (B)(C)	7.500	04-01-21		840,000	794,850
Level 3 Financing, Inc.	5.250	03-15-26		765,000	739,908
Level 3 Financing, Inc.	5.625	02-01-23		825,000	835,313
Telecom Italia Capital SA	6.000	09-30-34		1,560,000	1,614,600
Turk Telekomunikasyon AS (A)	4.875	06-19-24		1,220,000	1,178,093
Windstream Services LLC (A)(B)(C)	6.375	08-01-23		1,484,000	842,170
Windstream Services LLC (A)	8.625	10-31-25		1,545,000	1,417,538
Wireless telecommunication services 6.7%
America Movil SAB de CV	6.000	06-09-19	MXN	37,470,000	1,941,935
America Movil SAB de CV	6.450	12-05-22	MXN	10,370,000	511,096
Colombia Telecomunicaciones SA ESP (A)	5.375	09-27-22		1,000,000	998,750
Comunicaciones Celulares SA (A)(B)(C)	6.875	02-06-24		1,775,000	1,840,427
Sprint Capital Corp.	6.875	11-15-28		615,000	627,300
Sprint Communications, Inc. (B)(C)	6.000	11-15-22		935,000	954,869
Sprint Corp.	7.125	06-15-24		750,000	772,268
Telefonica Celular del Paraguay SA (A)(B)(C)	6.750	12-13-22		1,000,000	1,022,440
T-Mobile USA, Inc. (C)	6.500	01-15-26		1,560,000	1,657,500
Utilities 8.0%					12,357,131
Electric utilities 4.4%
Abengoa Transmision Sur SA (A)	6.875	04-30-43		2,011,933	2,198,037
Empresa Electrica Angamos SA (A)	4.875	05-25-29		1,000,000	964,886
Instituto Costarricense de Electricidad (A)	6.375	05-15-43		1,595,000	1,373,694
Israel Electric Corp., Ltd. (A)	4.250	08-14-28		2,320,000	2,216,226
Gas utilities 1.2%
AmeriGas Partners LP (B)(C)	5.625	05-20-24		900,000	895,500
AmeriGas Partners LP	5.750	05-20-27		1,000,000	962,500
Independent power and renewable electricity producers 2.4%
NRG Energy, Inc.	6.250	07-15-22		1,320,000	1,356,300
NRG Energy, Inc.	6.625	01-15-27		600,000	618,000
NRG Energy, Inc. (B)(C)	7.250	05-15-26		450,000	480,375

NRG Yield Operating LLC	5.375	08-15-24		1,290,000	1,291,613
Convertible bonds 0.9% (0.6% of Total investments)					$1,383,750
(Cost $1,492,497)
Consumer discretionary 0.4%					669,916
Media 0.4%
DHX Media, Ltd. (A)	5.875	09-30-24	CAD	999,000	669,916
Information technology 0.5%					713,834
Semiconductors and semiconductor equipment 0.5%

Advanced Micro Devices, Inc.	2.125	09-01-26		460,000	713,834
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	15

	Rate (%)	Maturity date	Par value^	Value

Capital preferred securities 0.9% (0.6% of Total investments)				$1,417,188
(Cost $1,440,942)
Financials 0.9%				1,417,188
Banks 0.5%
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (C)(F)(G)	5.570	06-01-18	750,000	743,438
Diversified financial services 0.4%

ILFC E-Capital Trust II (Highest of 3 month LIBOR/10 Year CMT/30 Year CMT + 1.800%) (A)(G)	4.890	12-21-65	700,000	673,750
Term loans (H) 1.5% (1.0% of Total investments)				$2,293,210
(Cost $2,540,000)
Financials 0.5%				836,000
Insurance 0.5%
Wand Merger Corp. (I)	TBD	04-27-19	418,000	418,000
Wand Merger Corp. (I)	TBD	04-27-19	418,000	418,000
Industrials 0.4%				583,950
Airlines 0.0%
Global Aviation Holdings, Inc., PIK (D)(E)	3.000	03-13-19	514,063	0
Global Aviation Holdings, Inc., PIK (D)(E)	10.000	07-13-18	51,038	0
Machinery 0.4%
Gardner Denver, Inc. (3 month LIBOR + 2.750%)	0.010	07-30-24	580,825	583,950
Information technology 0.6%				873,260
Internet software and services 0.6%

Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%)	5.267	10-19-23	868,371	873,260
Collateralized mortgage obligations 1.3% (0.8% of Total investments)				$1,973,257
(Cost $1,541,193)
Commercial and residential 1.1%				1,695,703
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	154,154	153,133
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	3,784,802	53,668
Series 2007-4, Class ES IO	0.350	07-19-47	3,943,975	66,770
Series 2007-6, Class ES IO (A)	0.353	08-19-37	3,262,357	51,186
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.291	10-25-36	5,302,594	252,377
Series 2005-AR18, Class 2X IO	0.994	10-25-36	4,616,031	39,302
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	1,090,000	1,079,267
U.S. Government Agency 0.2%				277,554
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.491	12-25-21	3,370,572	133,323
16	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K709, Class X1 IO	1.633	03-25-19	2,988,178	$27,430
Series K710, Class X1 IO	1.860	05-25-19	2,986,957	37,386

Government National Mortgage Association Series 2012-114, Class IO	0.802	01-16-53	1,443,488	79,415
Asset backed securities 0.6% (0.4% of Total investments)				$941,358
(Cost $929,230)
Asset backed securities 0.6%				941,358
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	148,500	151,620
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	19,808	13,009
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	760,500	776,729

	Shares	Value
Common stocks 0.8% (0.5% of Total investments)		$1,230,011
(Cost $2,846,944)
Consumer discretionary 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (E)(J)	34,014	0
Energy 0.2%		255,870
Oil, gas and consumable fuels 0.2%
Frontera Energy Corp. (B)(C)(J)	3,651	112,506
SandRidge Energy, Inc. (B)(C)(J)	9,860	143,364
Health care 0.5%		720,772
Pharmaceuticals 0.5%
Allergan PLC	4,691	720,772
Industrials 0.0%		0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (E)(J)	82,159	0
Information technology 0.1%		253,369
Software 0.1%

Avaya Holdings Corp. (J)	11,069	253,369
Preferred securities 2.3% (1.5% of Total investments)		$3,582,230
(Cost $3,568,410)
Financials 0.7%		1,114,387
Banks 0.7%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.624% (G)	41,910	1,114,387
Utilities 1.6%		2,467,843
Electric utilities 0.5%
NextEra Energy, Inc., 6.123%	12,160	702,848
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	17

	Shares	Value
Utilities (continued)
Multi-utilities 1.1%
Dominion Energy, Inc., 6.750%	25,000	$1,148,500
DTE Energy Company, 6.500%	11,745	616,495
Warrants 0.0% (0.1% of Total investments)		$96,853
(Cost $0)
Avaya Holdings Corp. (Expiration Date: 12-15-22; Strike Price: $25.55) (J)	20,390	96,853

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.7% (0.4% of Total investments)				$1,023,000
(Cost $1,023,000)
U.S. Government Agency 0.7%				1,023,000

Federal Home Loan Bank Discount Note	1.580	05-01-18	1,023,000	1,023,000

Total investments (Cost $245,540,029) 155.6%	$239,857,916
Other assets and liabilities, net (55.6%)	(85,735,612)
Total net assets 100.0%	$154,122,304

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $105,921,558 or 68.7% of the fund's net assets as of 4-30-18.
(B)	A portion of this security is on loan as of 4-30-18, and is a component of the fund's leverage under the Liquidity Agreement.
(C)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-18 was $91,871,350. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $64,418,165.
(D)	Non-income producing - Issuer is in default.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
18	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(J)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	19

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	40,000	USD	31,355	State Street Bank and Trust Company	6/20/2018	—	$(166)
CAD	20,000	USD	15,554	Toronto Dominion Bank	6/20/2018	$40	—
USD	198,761	CAD	252,547	Goldman Sachs Bank USA	6/20/2018	1,841	—
USD	165,108	CAD	210,455	Royal Bank of Canada	6/20/2018	1,008	—
USD	198,500	CAD	252,547	State Street Bank and Trust Company	6/20/2018	1,581	—
USD	184,405	CAD	235,452	Toronto Dominion Bank	6/20/2018	815	—
USD	1,032,287	PEN	3,405,000	State Street Bank and Trust Company	10/30/2018	—	(9,800)
						$5,285	$(9,966)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
PEN	Peruvian Nuevo Sol
USD	U.S. Dollar
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $246,374,309. Net unrealized depreciation aggregated to $6,521,074, of which $3,892,423 related to gross unrealized appreciation and $10,413,497 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Investments, at value (Cost $245,540,029)	$239,857,916
Unrealized appreciation on forward foreign currency contracts	5,285
Cash	98,513
Foreign currency, at value (Cost $359)	358
Receivable for investments sold	306,047
Dividends and interest receivable	3,649,242
Other receivables and prepaid expenses	235,408
Total assets	244,152,769
Liabilities
Unrealized depreciation on forward foreign currency contracts	9,966
Liquidity agreement	86,900,000
Payable for investments purchased	2,854,596
Interest payable	180,786
Payable to affiliates
Accounting and legal services fees	26,492
Trustees' fees	396
Other liabilities and accrued expenses	58,229
Total liabilities	90,030,465
Net assets	$154,122,304
Net assets consist of
Paid-in capital	$172,098,096
Undistributed net investment income	784,863
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,071,991)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,688,664)
Net assets	$154,122,304

Net asset value per share
Based on 8,707,025 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$17.70

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENT OF OPERATIONS  For the six months ended 4-30-18 (unaudited)

Investment income
Interest	$7,023,847
Dividends	149,826
Less foreign taxes withheld	(2,327)
Total investment income	7,171,346
Expenses
Investment management fees	655,947
Interest expense	963,909
Accounting and legal services fees	26,436
Transfer agent fees	32,625
Trustees' fees	22,745
Printing and postage	37,048
Professional fees	39,145
Custodian fees	15,126
Stock exchange listing fees	11,811
Other	5,287
Total expenses	1,810,079
Less expense reductions	(10,411)
Net expenses	1,799,668
Net investment income	5,371,678
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	136,464
Forward foreign currency contracts	17,728
154,192
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(9,385,706)
Forward foreign currency contracts	(8,021)
(9,393,727)
Net realized and unrealized loss	(9,239,535)
Decrease in net assets from operations	($3,867,857)

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$5,371,678	$11,113,968
Net realized gain	154,192	4,746,769
Change in net unrealized appreciation (depreciation)	(9,393,727)	1,546,854
Increase (decrease) in net assets resulting from operations	(3,867,857)	17,407,591
Distributions to shareholders
From net investment income	(5,753,602)	(11,315,651)
From fund share transactions
Total increase (decrease)	(9,621,459)	6,091,940
Net assets
Beginning of period	163,743,763	157,651,823
End of period	$154,122,304	$163,743,763
Undistributed net investment income	$784,863	$1,166,787
Share activity
Shares outstanding
Beginning of period	8,707,025	8,707,025
End of period	8,707,025	8,707,025

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENT OF CASH FLOWS For the six months ended 4-30-18 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	($3,867,857)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(58,601,880)
Long-term investments sold	53,052,667
Decrease in short-term investments	2,725,000
Net amortization of premium (discount)	99,218
Increase in foreign currency	(358)
Decrease in receivable for investments sold	1,892,613
Increase in unrealized depreciation for forward foreign currency exchange	(1,945)
Increase in dividends and interest receivable	(143,658)
Increase in other receivables and prepaid expenses	(8,565)
Increase in payable for investments purchased	215,209
Increase in unrealized depreciation for forward foreign currency exchange	9,966
Increase in payable to affiliates	23,038
Increase in interest payable	43,233
Decrease in other liabilities and accrued expenses	(43,438)
Net change in unrealized (appreciation) depreciation on investments	9,390,840
Net realized gain on investments	(127,656)
Net cash provided by operating activities	$4,656,427
Cash flows from financing activities
Distributions to common shareholders	($5,753,602)
Net cash used in financing activities	($5,753,602)
Net decrease in cash	($1,097,175)
Cash at beginning of period	$1,195,688
Cash at end of period	$98,513
Supplemental disclosure of cash flow information:
Cash paid for interest	$992,676

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

COMMON SHARES Period Ended	4-30-18[1]		10-31-17	10-31-16		10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$18.81		$18.11	$17.20		$19.56	$19.76	$20.44
Net investment income[2]	0.62		1.28	1.32		1.41	1.58	1.61
Net realized and unrealized gain (loss) on investments	(1.07)		0.72	0.96		(2.28)	(0.14)	(0.59)
Total from investment operations	(0.45)		2.00	2.28		(0.87)	1.44	1.02
Less distributions to common shareholders
From net investment income	(0.66)		(1.30)	(1.39)		(1.49)	(1.64)	(1.71)
Anti-dilutive impact of repurchase plan	—		—	0.02	[3]	—	—	—
Anti-dilutive impact of shelf offering	—		—	—		—	— [4]	0.01
Net asset value, end of period	$17.70		$18.81	$18.11		$17.20	$19.56	$19.76
Per share market value, end of period	$16.50		$17.87	$16.73		$15.20	$19.06	$19.30
Total return at net asset value (%)[5,6]	(2.25	) [7]	11.87	14.95		(3.85)	7.65	5.09
Total return at market value (%)[6]	(4.08	) [7]	15.05	20.17		(12.80)	7.40	(5.66)
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$154		$164	$158		$151	$172	$173
Ratios (as a percentage of average net assets):
Expenses before reductions	2.30	[8]	1.95	1.79		1.54	1.38	1.41
Expenses including reductions[9]	2.28	[8]	1.94	1.78		1.53	1.37	1.41
Net investment income	6.82	[8]	6.96	7.75		7.70	7.94	8.00
Portfolio turnover (%)	22		53	62		74	71	61
Senior securities
Total debt outstanding end of period (in millions)	$87		$87	$87		$87	$87	$86
Asset coverage per $1,000 of debt[10]	$2,774		$2,884	$2,814		$2,741	$2,979	$3,013

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The repurchase plan was completed at an average repurchase price of $13.99 for 84,400 shares, which equals $1,180,832 in redemptions for the year ended 10-31-16.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[7]	Not annualized.
[8]	Annualized.
[9]	Expenses net of reductions excluding interest expense were 1.06% (annualized), 1.06%, 1.16%, 1.06%,1.05% and 1.07% for the period ended 4-30-18, and the years ended 10-31-17, 10-31-16, 10-31-15, 10-31-14 and 10-31-13, respectively.
[10]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission (SEC), in each case registering an additional 1,000,000 common shares, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       26

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2018, by major security category or type:

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$8,146,164	—	$8,146,164	—
Foreign government obligations	6,059,876	—	6,059,876	—
Corporate bonds	211,711,019	—	211,711,019	—
Convertible bonds	1,383,750	—	1,383,750	—
Capital preferred securities	1,417,188	—	1,417,188	—
Term loans	2,293,210	—	2,293,210	—
Collateralized mortgage obligations	1,973,257	—	1,973,257	—
Asset backed securities	941,358	—	941,358	—
Common stocks	1,230,011	$1,230,011	—	—
Preferred securities	3,582,230	3,582,230	—	—
Warrants	96,853	—	96,853	—
Short-term investments	1,023,000	—	1,023,000	—
Total investments in securities	$239,857,916	$4,812,241	$235,045,675	—
Derivatives:
Assets
Forward foreign currency contracts	$5,285	—	$5,285	—
Liabilities
Forward foreign currency contracts	(9,966)	—	(9,966)	—

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       27

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2017, the fund has a capital loss carryforward of $12,335,143 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2017:

Capital loss carryforward expiring October 31	No expiration date
2019	Short term	Long term
$2,044,097	$1,871,545	$8,419,501

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of a capital loss carryforward and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality,

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       29

the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended April 30, 2018, the fund used forward foreign currency contracts to manage currency exposure. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.0 million to $1.8 million as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$5,285	($9,966)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for six months ended April 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	$17,728

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       30

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	($8,021)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average daily managed assets (on annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $10,411 for the six months ended April 30, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.53% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2018 and the year ended October 31, 2017, there was

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       31

no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2017. The current share repurchase plan will remain in effect between January 1, 2018 to December 31, 2018. During the six months ended April 30, 2018 and the year ended October 31, 2017, there was no activity under the share repurchase plan. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impact of these share repurchases is included in the Financial highlights.

Transactions in common shares for the six months ended April 30, 2014 and the year ended October 31, 2017 are presented in the statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total Offering costs of $248,706 have been prepaid by the fund. As of April 30, 2018, $44,629 has been deducted from proceeds of shares issued and the remaining $204,077 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       32

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2018 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2018, the fund had an aggregate balance of $86,900,000 at an interest rate of 2.51%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2018, the average balance of the LA and the effective average interest rate were $86,900,000 and 1.11%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $58,601,880 and $53,052,667, respectively, for the six months ended April 30, 2018.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       33

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund's assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements. The fund utilizes a credit facility agreement to increase its assets available for investments.

Dividends and distributions

During the six months ended April 30, 2018, distributions from net investment income totaling $0.6608 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
December 29, 2017	$0.3560
March 29, 2018	0.3048
Total	$0.6608

Shareholder meeting

The fund held its Annual Meeting of Shareholders on Friday, February 2, 2018. The following proposal was considered by the shareholders:

Proposal: To elect thirteen (13) Trustees to serve until their respective successors have been duly elected and qualified.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	6,932,506.201	194,915.524
Peter S. Burgess	6,931,968.201	195,453.524
William H. Cunningham	6,830,475.201	296,946.524
Grace K. Fey	6,932,955.593	194,466.132
Theron S. Hoffman	6,934,552.219	192,869.506
Deborah C. Jackson	6,926,002.593	201,419.132
Hassell H. McClellan	6,940,122.219	187,299.506
James M. Oates	6,941,993.201	185,428.524
Steven R. Pruchansky	6,810,209.201	317,212.524
Gregory A. Russo	6,182,743.230	944,678.495
Non-Independent Trustee
Andrew G. Arnott	6,941,750.201	185,671.524
James R. Boyle[1]	6,933,516.201	193,905.524
Warren A. Thomson	6,941,480.201	185,941.524

1 As of March 22, 2018, Mr. Boyle is considered an Independent Trustee.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       34

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: JHI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       35

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF450495	P5SA 4/18 6/18

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.
(b)
			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-17	-	-	-	870,703
Dec-17	-	-	-	870,703
Jan-18	-	-	-	870,703*
Feb-18	-	-	-	870,703
Mar-18	-	-	-	870,703
Apr-18	-	-	-	870,703
Total	-	-

* On December 10, 2015, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the Fund may purchase in the open market, up to 10% of its outstanding common shares between January 1, 2018 to December, 31, 2018 (based on common shares outstanding as of December 31, 2017).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 18, 2018